Exhibit 99.1

VIRGINIA ELECTRIC AND POWER COMPANY

ONE JAMES RIVER PLAZA

701 EAST CARY STREET

RICHMOND, VIRGINIA 23219

Letter Of Transmittal

7.25% Bonds due 2017

(CUSIP NO. 902543AA5)

In Accordance With The Prospectus Dated                     , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 5:00 P.M., NEW YORK CITY TIME,

ON                     , 2004, UNLESS EXTENDED

The Exchange Agent is:

JPMorgan Chase Bank

By Facsimile: JPMorgan Chase Bank Institutional Trust Services Attn: Frank Ivins (214) 468-6494	By Registered or Certified Mail: JPMorgan Chase Bank Institutional Trust Services P.O. Box 2320 Dallas, Texas 75221-2320 Attn: Frank Ivins	By Hand/Overnight Delivery: JPMorgan Chase Bank Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attn: Frank Ivins

Confirm by telephone:

(214)468-6464

For Information Call: (214) 468-6464

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated                     , 2004 (the “Prospectus”) of Virginia Electric and Power Company, a Virginia corporation (the “Company”), and this Letter of Transmittal, which may be amended from time to time (the “Letter”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) its 2004 Series A 7.25% Senior Notes (the “Senior Notes”), registered under the Securities Act of 1933, for the existing unregistered bonds the Company assumed when it acquired UAE Mecklenburg Cogeneration LP (CUSIP No. 902543AA5) (the “Existing Bonds”).

The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

All holders of Existing Bonds who wish to tender their Existing Bonds must, before the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender their Existing Bonds or, if a tender of Existing Bonds is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the

“Book-Entry Transfer Facility”), confirm such book-entry transfer (a “Book-Entry Confirmation”) and transmit an agent’s message, in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Existing Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent before the Expiration Date, must tender their Existing Bonds according to the guaranteed delivery procedures set forth under the caption “THE EXCHANGE OFFER—Procedures for Tendering the UAE Bonds” in the Prospectus. (See Instruction 1). The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance (in the case of the Exchange Agent, with respect to exchange offer procedures) or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above or Rhonda Boggs, Financing Manager—Public Markets, Dominion Resources Services, Inc., at 120 Tredegar Street, Richmond, Virginia 23219.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

List in Box 1 below the Existing Bonds of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Existing Bonds on a separate signed schedule affixed hereto.

BOX 1—TO BE COMPLETED BY ALL TENDERING HOLDERS
Certificate(s) Tendered (Attach Additional Signed List, If Necessary)
Name(s) and Address(es) of Registered Holder(s) (Please Fill in if Blank)	Certificate Number(s)(1)	Principal Amount of Existing Bonds Represented by Certificate(s)	Principal Amount of Existing Bonds Tendered(2)

Total

(1)	Need not be completed if Existing Bonds are being tendered by book-entry transfer.
(2)	Unless otherwise indicated, the entire principal amount of Existing Bonds represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered. Otherwise, Existing Bonds tendered hereby must be in a minimum principal amount of $1,000 or integral multiples thereof.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Existing Bonds indicated above. Subject to, and effective upon the acceptance for exchange of the Existing Bonds tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Bonds tendered.

The undersigned constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Existing Bonds, with full power of substitution, to: (a) deliver certificates for such Existing Bonds; (b) deliver Existing Bonds and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Senior Notes to which the undersigned is entitled upon the acceptance by the issuer of the Existing Bonds tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Bonds tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Existing Bonds tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

By tendering the Existing Bonds, the undersigned certifies that (i) it is acquiring the Senior Notes in the ordinary course of its business; (ii) it is not participating, does not intend to participate and has no arrangement or understanding with any person to participate, in the distribution of the Senior Notes; (iii) it is not a broker-dealer who purchased Existing Bonds directly from UAE or the Company for resale under Rule 144A or any other available exemption under the Securities Act; and (iv) it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company.

The undersigned acknowledges that, if it is a broker-dealer that will receive Senior Notes for its own account, it must deliver a prospectus in connection with any resale of such Senior Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

Unless otherwise indicated under “Special Delivery Instructions” below, the Exchange Agent will deliver Senior Notes (and, if applicable, a certificate for any Existing Bonds not tendered but represented by a certificate also encompassing Existing Bonds which are tendered) to the undersigned at the address set forth in Box 1.

The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

☐	CHECK HERE IF TENDERED EXISTING BONDS ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING BONDS ARE BEING DELIVERED IN ACCORDANCE WITH A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery

Window Ticket Number (if available)

Name of Institution which Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution:

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED EXISTING BONDS ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING BONDS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BOX 2

PLEASE SIGN HERE
WHETHER OR NOT EXISTING BONDS ARE BEING
PHYSICALLY TENDERED HEREBY

X

X
SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY	DATE

Area Code and Telephone Number:

This box must be signed by registered holder(s) of Existing Bonds as their name(s) appear(s) on certificate(s) for Existing Bonds, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter or by a person whose name appears on a security position listing of the Book-Entry Transfer Facility as an owner of Existing Bonds. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3.)

Name(s)

(PLEASE PRINT)

Capacity

Address

(INCLUDE ZIP CODE)

Tax Identification or Social Security Number(s)

Guaranteed by an Eligible Guarantor Institution:
(If required by Instruction 3)

(AUTHORIZED SIGNATURE)

(TITLE)

(NAME OF FIRM)

Box 3
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part I—Please provide your name, address and check the appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from Backup Withholding	Part II—TIN—Please provide Your TIN In the Space Provided and Certify By Signing and Dating Below. Social Security Number or Employer Identification Number

Part III—Awaiting TIN—If you have not been issued a TIN but have applied for one, or intend to apply for one in the near future, please check the box provided and certify by signing and dating Part IV and the “Certificate Of Taxpayer Awaiting Identification Number” below.

☐ Awaiting TIN

Part IV—Exempt Holders—If you are exempt from backup withholding (e.g. a corporation), you must still certify your TIN by completing Part I and by signing and dating below. Please indicate your exempt status by writing “EXEMPT” in the space provided to the right.

Part V—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. Person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have since been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE Date

NOTE: Failure to complete and return this form may result in backup withholding taxes on reportable payments received by you with respect to the Bonds. Please review the attached guidelines for certification of taxpayer identification number on substitute Form W-9 for additional details.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9 ABOVE

CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, applicable backup withholding taxes on all reportable payments made to me thereafter will be withheld until I provide a TIN.

SIGNATURE                                                                                                            Date

Box 4

SPECIAL ISSUANCE

(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY (i) if certificates for Existing Bonds not exchanged, or Senior Notes issued in exchange for Existing Bonds accepted for exchange, are to be issued in the name of someone other than the person whose signature appears in Box 2, or (ii) if Existing Bonds tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue certificate(s) to:

Box 5

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Existing Bonds not exchanged, or Senior Notes issued in exchange for Existing Bonds accepted for exchange, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Mail to:

Name:

(PLEASE PRINT)

Address:

[Please complete the Substitute Form W-9 at Box 3]

Tax I.D. or Social Security Number:

Name:
(PLEASE PRINT)
Address:

[Please complete the Substitute Form W-9 at Box 3]
Tax I.D. or Social Security Number:

Credit Existing Bonds not exchanged and delivered by book-entry transfer to the account set forth below:

Account Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND

CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Existing Bonds or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter (unless an agent’s message is delivered in lieu hereof) and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein before the Expiration Date. The method of delivery of this Letter, certificates for Existing Bonds or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but, except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

Holders whose Existing Bonds are not immediately available or who cannot deliver their Existing Bonds or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent before the Expiration Date may tender their Existing Bonds under the guaranteed delivery procedures set forth in the Prospectus. Under this procedure: (i) tender must be made by or through an Eligible Guarantor Institution (as described in the Prospectus under the caption “The Exchange Offer”); (ii) before the Expiration Date, the Exchange Agent must have received from the Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, overnight mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Existing Bonds and the principal amount of Existing Bonds tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter (or an agent’s message in lieu thereof) together with the certificates representing the Existing Bonds or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) this Letter (or an agent’s message in lieu thereof), the certificates for all tendered Existing Bonds or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering the UAE Bonds.”

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Bonds will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or as to which it is advised by counsel that the acceptance would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Existing Bonds. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Existing Bonds.

Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Existing Bond evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the Box 1 above. ALL OF THE EXISTING BONDS REPRESENTED BY A CERTIFICATE OR BY A BOOK-ENTRY CONFIRMATION DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Existing Bonds not tendered will be sent to the holder, unless otherwise provided in Box 4, as soon as practicable after the Expiration Date, if less than the entire principal amount of Existing Bonds represented by a submitted certificate is tendered (or, in the case of Existing Bonds tendered by book-entry transfer, such non-exchanged Existing Bonds will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

If not yet accepted, a tender under the Exchange Offer may be withdrawn before the Expiration Date. To be effective with respect to the tender of Existing Bonds, a notice of withdrawal must: (i) be received by the Exchange Agent before the Expiration Date; (ii) specify the name of the person who tendered the Existing Bonds; (iii) contain a description of the Existing Bonds to be withdrawn, the certificate numbers shown on the particular certificate evidencing such Existing Bonds and the principal amount of Existing Bonds represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Existing Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Existing Bonds, without alteration, enlargement or any change whatsoever.

If any of the Existing Bonds tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Existing Bonds are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

If this Letter is signed by the holder of record and (i) the entire principal amount of the Holder’s Existing Bonds are tendered; and/or (ii) untendered Existing Bonds, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Existing Bonds, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

Signatures on this Letter must be guaranteed by an Eligible Guarantor Institution, unless Existing Bonds are tendered: (i) by a holder who has not completed the Box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter; or (ii) for the account of an Eligible Guarantor Institution. If the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, “Eligible Guarantor Institutions”). If Existing Bonds are registered in the name of a person other than the signer of this Letter, the Existing Bonds surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Senior Notes or certificates for Existing Bonds not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. The tax identification number of the person named must also be indicated. Holders tendering Existing Bonds by book-entry transfer may request that Existing Bonds not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Existing Bonds are accepted for exchange must provide the Exchange Agent (as payer) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest payments may be subject to back-up withholding.

(If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

Under federal income tax laws, payments that may be made by the Company on account of Senior Notes issued in the Exchange Offer may be subject to back-up withholding at a rate equal to the fourth lowest rate of tax applicable under Section 1(c) of the Code. In order to prevent back-up withholding, each tendering holder must provide its correct TIN by completing the “Substitute Form W-9” referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines such holder is exempt from back-up withholding. If the Existing Bonds are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Bonds to it or its order in the Exchange Offer. If, however, the Senior Notes or certificates for Existing Bonds not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Existing Bonds to the Company or its order in the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

7. WAIVER OF CONDITIONS; NO CONDITIONAL TENDERS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Existing Bonds tendered.

No alternative, conditional, irregular or contingent tenders will be accepted.

8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Existing Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent at JPMorgan Chase Bank, Institutional Trust Services, 2001 Bryan Street, 9th Floor, Dallas, Texas 75201.

IMPORTANT: THIS LETTER (OR A FACSIMILE THEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the proper identification number to give.

	For this type of account:	Give the name and SOCIAL SECURITY number of :
1.	Individual account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship	The owner(3)

	For this type of account:	Give the name and EMPLOYER IDENTIFICATION number of :
6.	A valid trust, estate, or pension trust	Legal entity (do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

7.	Corporation	The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9.	Partnership	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number.
(4)	List first and circle the name of the legal trust, estate or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

•	An organization exempt from tax under section 501(a) or an individual retirement plan, or a custodial account under section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be Exempt from Backup Withholding

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities registered in the United States or a possession of the United States.

•	A futures commodities merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominees List.
•	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT FROM BACKUP WITHHOLDING” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N.

Privacy Act Notice—Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the number for identification purposes and help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold taxes on taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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